UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2013

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412 (Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2013, Kindred Healthcare, Inc. (the “Company”) entered into an amendment and restatement agreement (the “Amendment Agreement”) to its Term Loan Credit Agreement dated as of June 1, 2011, as amended by that certain Incremental Amendment No. 1 dated as of October 4, 2012, among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (“JPM”), and the Lenders party thereto (the “Original Term Loan Facility”). The Amendment Agreement amends and restates the Original Term Loan Facility in its entirety (the “Restated Term Loan Facility”) to, among other items, reduce the applicable margin for London Interbank Offered Rate (“LIBOR”) borrowings under the Original Term Loan Facility from 3.75% to 3.25% and, with respect to base rate borrowings, from 2.75% to 2.25%. The Amendment Agreement also reduces the LIBOR floor to 1.00% from 1.50%. The Amendment Agreement further provides for the repayment in full of all loans outstanding under the Original Term Loan Facility as of May 30, 2013 (the “Original Term Loans”), and the entry into replacement loans in the same amount (the “Term B-1 Loans”). Aside from reducing the applicable margin for borrowings and the LIBOR floor as well as documenting the replacement of the Original Term Loans with the Term B-1 Loans, the terms and conditions of the Restated Term Loan Facility are substantially similar to those set forth in the Original Term Loan Facility.

The descriptions of the Amendment Agreement and the Restated Term Loan Facility are qualified by the full text of the Amendment Agreement and the Restated Term Loan Facility which are attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above regarding the Restated Term Loan Facility is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on May 30, 2013, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section.

Item 9.01.

(d)	Exhibits

Exhibit 10.1	Amendment and Restatement Agreement dated as of May 30, 2013, by and among the Company, the other Credit Parties party thereto, the Term B-1 Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

Exhibit 99.1	Press release dated May 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 3, 2013	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Co-General Counsel and Corporate Secretary